UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 2, 2011

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 2, 2011, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Scotia Capital (USA) Inc. for the sale of $500,000,000 aggregate principal amount of the Company’s 2011 Series A 4.45% Senior Notes due 2021 and $400,000,000 aggregate principal amount of the Company’s 2011 Series B 1.80% Senior Notes due 2014, which are designated the 2011 Series A 4.45% Senior Notes due 2021 and the 2011 Series B 1.80% Senior Notes due 2014, respectively (collectively, hereinafter referred to as the Senior Notes). Such Senior Notes are Senior Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on January 29, 2009 (File No. 333-157013). A copy of the Underwriting Agreement, including the exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Forty-First and Forty-Second Supplemental Indentures to the Company’s June 1, 2000 Senior Indenture, pursuant to which the Senior Notes will be issued, are filed as Exhibits 4.3 and 4.4 respectively to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated March 2, 2011, between the Company, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Scotia Capital (USA) Inc.*

4.1	Form of Senior Indenture, dated June 1, 2000, between the Company and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Trustee (Exhibit 4 (iii), Form S-3, Registration Statement, File No. 333-93187, incorporated by reference).

4.2	Form of Thirty-Eighth Supplemental and Amending Indenture to the Senior Indenture among the Company, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Original Trustee and Deutsche Bank Trust Company Americas, as Series Trustee (Exhibit 4.2, Form 8-K, File No. 001-08489, as filed on November 26, 2008, incorporated by reference).

4.3	Forty-First Supplemental Indenture to the Senior Indenture pursuant to which the 2011 Series A 4.45% Senior Notes due 2021 will be issued. The form of the 2011 Series A 4.45% Senior Note due 2021 is included as Exhibit A to the Forty-First Supplemental Indenture.*

4.4	Forty-Second Supplemental Indenture to the Senior Indenture pursuant to which the 2011 Series B 1.80% Senior Notes due 2014 will be issued. The form of the 2011 Series B 1.80% Senior Note due 2014 is included as Exhibit A to the Forty-Second Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

By:	/s/ James P. Carney

Name:	James P. Carney
Title:	Vice President and Assistant Treasurer

Date: March 7, 2011